ABERDEEN FUNDS

Aberdeen Multi-Manager Alternative Strategies Fund II

(the “Fund”)

Supplement to the Fund’s Statutory Prospectus (the “Prospectus”) dated February 29, 2016,

as supplemented to date

The following replaces the table in the section entitled “Performance - Annual Total Returns” on page 11 in the Prospectus:

Average Annual Total Returns	One	Since Inception
(for the periods ended December 31, 2015)	Year	(02/03/14)
Institutional Class shares - Before Taxes	0.25%	0.86%
Institutional Class shares - After Taxes on Distributions	0.14%	-0.02%
Institutional Class shares - After Taxes on Distributions and Sale of Shares	0.23%	0.30%
Class A shares — Before Taxes	-5.64%	-2.42%
Class C shares — Before Taxes	-0.93%	0.66%
Class R shares — Before Taxes	0.07%	0.66%

HFRX Absolute Return Index (reflects no deduction for fees, expenses or taxes)	2.86%	1.62%

MSCI World Index (reflects no deduction for fees, expenses or taxes)	-0.32%	5.64%

Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	2.39%

As of July 1, 2016, River Canyon Fund Management LLC will no longer serve as a Sub-Adviser to the Fund.  As such, effective July 1, 2016, all references to “River Canyon Fund Management LLC” in the Prospectus are deleted.

This supplement is dated April 27, 2016.

Please retain this supplement for future reference.

ABERDEEN FUNDS

Aberdeen Multi-Manager Alternative Strategies Fund II

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information (the “SAI”) dated February 29, 2016, as supplemented to date

As of July 1, 2016, River Canyon Fund Management LLC will no longer serve as a Sub-Adviser to the Fund.  As such, effective July 1, 2016, all references to “River Canyon Fund Management LLC” in the SAI are deleted.

This supplement is dated April 27, 2016.

Please retain this supplement for future reference.